Exhibit 99.1
ComEd Financial Overview April 11, 2007 ICC Commissioner Briefing

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd's 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission (SEC) by ComEd. Readers are cautioned not to place undue reliance on these forward- looking statements, which apply only as of the date of this presentation. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

Key Messages ComEd's obligation to serve, including its commitment to reliable and safe operations, requires significant capital and operating expenditures; spend occurs in anticipation of appropriate recovery ComEd is currently operating in a weakened financial position Until 2007, we had been operating under a 9-year rate freeze Since 2000, we have invested $4.8 billion in the system We must request more regular rate increases to support our continued investment in the transmission and distribution systems Credit ratings have suffered, which leads to less flexibility, less liquidity and greater cost of capital Greater cost of capital = higher costs for customers We must operate the business commensurate with our prospects for future regulatory recovery and adequate returns

ComEd Business Model Sources of Cash Uses of Cash Excluding supply (which is passed through to customers without markup), ComEd's revenue is primarily driven by the distribution business, and must support the majority of our operating and capital spend Note: Percentages shown are estimates for 2007 Distribution Revenue ~70% Transmission Revenue ~20% Energy/Supply ComEd Capital Expenditures ~33% Operating & Maintenance ~33% Energy/Supply Other Revenue ~10% Pass through with no mark-up Interest, Taxes and Other ~33% Financing? Dividend?

4

ComEd Operating Earnings: Next Five Years

2007 – 2011 Earnings Drivers

- ⬆ Regular rate requests (minimize regulatory lag and disallowances)
- ⬆ Rate base growth
- ⬆ Load growth
- ⬇ Legislative and regulatory risk
- ⬇ Inflationary pressures

2011 Assumptions (2)

Rate base:	~$9.6B
Equity (3) :	~45%
ROE(4):	**~10%**


$528M
$65M - $125M
~$430M
2006 (1)
2007 Guidance (1)
2011 (2)
2007 Assumptions
Rate Base: ~$8.1B
Equity (3) : ~43%
ROE: ~2.0 – 3.5%

After 2007, assuming no rate freeze legislation or similar event, ComEd's earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns

(1) 2006 Operating Earnings and 2007 Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS

(2) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results

(3) Reflects equity based on definition provided in most recent ICC distribution rate case order. Projected book equity ratio in 2007 is 58%.

(4) 2011 Illustrative ROE is based solely on approved ROE in December 2006 Commission order

DRAFT – Subject to modification based upon receipt of further information or analysis.

ComEd. An Exelon Company

ComEd ICC-approved ROE and Net Income Rate base and capital structure approved by the Commission in the December 2006 order should result in net income of $238 million, assuming no changes in costs from that case and no costs for which recovery is not sought Low 552.1 236.6 23.76 0 0 0 DST Rate Order Rate Base (1) A Equity Component of Rate Base (42.86%) Net Income from Approved ROE of 10.045% C $5,521M $2,366M $238M (1) Based on 2004 pro-forma test year B = A * 42.86% C = B * 10.045% B

Low 238 125 0 0 Net Income from Approved ROE of 10.045% 2007 Operating Net Income Guidance (1) $238M $65M - $125M ComEd Approved Net Income vs. Guidance Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS The significant difference between approved net income of $238 million and forecasted net income of $65-125 million is primarily due to expenditures since the test year used in ComEd's last rate case 2007 Approved Net Income vs. Guidance Drivers Transmission net income Recoverable operating expense increases Load growth Non-recoverable operating expenses Municipality and IMEA contracts Actual ROE: 2 - 3.5%

ComEd 2007 Capital and Operating Expenses Planned expenditures of ~$2B in 2007 are concentrated in areas where discretionary spending is limited to longer-term improvements Note: Figures include transmission and distribution Capital Expenditures Operating & Maintenance

ComEd 2007 Distribution Delivery Expenditures Keeping up with customer growth and relocation and maintaining the electric system to prevent degradation accounts for most of the planned distribution delivery expenditures in 2007 Customer Needs include capacity expansion and mandated relocation projects. Repair and Maintain the System includes preventive and corrective maintenance. Improve System Outage Performance includes spending to improve outage response and performance.

Financing ComEd Near Term (2007): Cash requirements significantly greater than revenue sources Dividends have not been made to Exelon since 2005 in order to decrease cash requirements Cash shortfalls can only be addressed through limited and costly access to debt markets Source of short-term financing is limited to credit facility draws as a result of credit rating downgrades Long-term financing needs are growing while financing capacity is declining under mortgage and existing financing orders Long Term: Higher revenue levels through additional rate cases will allow for a stabilized capital structure and improved credit metrics that translate to continued improvements to the delivery system Ultimately, an adequate return must be achieved and dividends must be paid To support near term (2007) cash requirements, ComEd will need to access an ever-more challenging capital market, but longer term increased revenues are key to stabilizing capital structure and credit ratings

2007 Projected Cash Flow (1) Cash From Operations (2) $ 700 Capital Expenditures (1,050) Transition Bond Repayments (300) Dividends to Exelon 0 Cash Excess/(Deficit) $ (650) Cash uses are expected to greatly exceed our cash revenues received, resulting in the need for frequent financings in 2007 and beyond. Credit rating declines make those financings more expensive. Estimates reflect normal operations and do not include extraordinary or one-time events Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures

11

ComEd Credit Ratings Lowered Since 2005

Ratings as of Aug 2005

S&P:
Corp Credit: A-
Sr unsec: BBB+
Secured: A-
CP: A-2
(Credit Watch Negative merger-related)

Moody's:
Issuer Rating: Baa1 Sr. unsec: Baa1
Secured: A3
CP: P-2
(Stable)

Fitch:
Sr unsec: BBB+
Secured: A-
CP: F-2
(Stable)

Sept-Dec 2005

S&P: Ratings downgrade Senior unsecured debt: BBB (CW Negative)

Moody's: Ratings placed under review for possible downgrade

Moody's: Ratings downgrade Senior unsecured debt: Baa2 Ratings remain under review for possible downgrade

Jan 2006

Fitch: Ratings outlook changed to negative

Jul 2006

Moody's: Ratings downgrade Senior unsecured debt: Baa3 Ratings on negative outlook

Fitch: Ratings downgrade Senior unsecured debt: BBB (Negative outlook)

Oct/Nov 2006

S&P: Ratings downgrade Senior unsecured debt: BB+. (CW Negative)

Fitch: Ratings placed on Watch Negative

Mar 2007

Moody's: Ratings downgrade Sr. Unsecured: Ba1 (Review for Possible Downgrade)

Fitch: Ratings downgrade Sr unsec: BB+ Secured: BBB (Watch Negative)

Current Ratings

S&P:
Corp Credit: BBB-
Sr unsec: BB+
Secured: BBB
CP: A-3
(CW Negative)

Moody's:
Issuer: Baa3
Sr. unsec: Ba1
Secured: Baa2
CP: Not prime
(Review for Possible Downgrade)

Fitch:
Sr unsec: BB+
Secured: BBB
CP: B
(Watch Negative)

See appendix for ratings scale

DRAFT – Subject to modification based upon receipt of further information or analysis.

An Exelon Company

Recent Rating Agency Commentary "Regardless of whether or not the Illinois legislature passes a bill to freeze ComEd's rates, the company will be hard pressed to obtain the distribution rate increases needed in 2008 and beyond to improve the financial profile to a level consistent with former ratings....Fitch believes there will be enormous pressure on regulators to minimize future rate increases." - Fitch, March 9, 2007 "ComEd's intermediate term financial performance will depend upon the receipt of timely regulatory support from the ICC for recovery of the company's ongoing capital investment program....ComEd's ability to reverse this negative trend is largely a function of the degree of regulatory support garnered from the ICC in subsequent regulatory proceedings." - Moody's, March 13, 2007 "Given the outcome of the company's last delivery service tariff rate case and the lingering uncertainties regarding the recovery of supply costs, ComEd's cash flow and leverage measures could weaken considerably in the near future." - S&P, March 16, 2007 "Moody's believes that ComEd's ability to strengthen its credit metrics in 2008 and beyond depends upon supportive and consistent regulatory decisions emerging in Illinois which may prove to be a daunting task given the current highly politicized environment concerning electric rates and the ComEd's affiliate relationship with Exelon Generation." - Moody's, March 26, 2007 "ComEd plans to file for additional rate increases to support ongoing capital investment in its distribution business. In light of the continuing noise from legislators and consumer groups...Moody believes that the ICC may try to minimize any future rate increases sought by the utility." - Moody's, March 27, 2007 Recent ratings commentary has focused not only on the impacts of a rate freeze, but the prospects for future regulatory recovery Note: The views quoted above reflect the independent views of the rating agencies and do not necessarily reflect the views of ComEd, which is not responsible for the actions and views of the rating agencies.

Why is ComEd's credit rating important? Credit ratings impact the credit spread ("risk premium" above corresponding treasury rate) charged by investors when ComEd issues debt Lower ratings translate into higher cost of capital Lower ratings limit access to capital markets For example, Commercial Paper (CP) no longer available for short-term cash needs Junk bond status would make longer-term debt much more expensive Target credit ratings with some cushion above non- investment grade provide the ability to withstand surprises Investment grade ratings are crucial to maintain access to capital markets and stabilize our cost of capital

Costs of financing are increasing SHORT TERM DEBT: Used primarily to manage working capital requirements CP market no longer accessible due to downgrades; must rely on credit facility Average short-term rates have increased as a result Credit facility borrowings are more expensive than CP and available capacity is limited Increased financing costs = increased customer costs

LONG TERM DEBT: Financing needs are growing absent revenue increases to support continued investment in the system Costs of financing are expected to increase as a result of lower ratings- investors demand a risk premium to hold ComEd debt for long periods Secured debt (first mortgage bonds) generally costs less than unsecured debt, but ComEd currently has limited capacity under the mortgage to issue additional secured debt Mortgage capacity has been pledged to secured credit facility lenders Cost of issuing ComEd secured debt has increased over the past year If ComEd is required to issue unsecured debt, access to capital will be even more challenging and costs would increase even more significantly than they have thus far Costs of financing are increasing Increased financing costs = increased customer costs

Ratings Outlook Rating agencies assign outlooks to reflect anticipated ratings direction over time ComEd's current corporate credit rating of BBB-/ Watch Negative falls at the edge of the investment grade range Unsecured debt is already "junk" 81% of U.S. T&D utilities have outlooks better than ComEd Over the period 1990-2004, 64% of U.S. companies on S&P Watch Negative were subsequently downgraded Our low current ratings are inappropriate for long-term financial strength to operate normally and withstand unforeseen "one-time" events such as large storms, etc. ComEd Stable Negative Watch Neg Watch Pos Positive Source: Standard & Poor's, 4/5/07, Based on 87 companies

Dividends Dividends are cash distributions paid to the shareholders of a company in return for their investment Dividends have not been paid by ComEd since 2005 in order to ensure available liquidity for continued safe and reliable operations ComEd is not forecasting the payment of dividends to Exelon in 2007 for the same reason However, "zero dividends" is an unsustainable long-term option Ultimately, ComEd will be expected to make future dividend payments to its shareholders in return for continued investment Recent reductions to ComEd's dividends reflect a need to maintain appropriate levels of liquidity to operate, not a change in shareholder expectations to earn a reasonable return on investment

Capital Structure An appropriate capital structure (equity ratio) is an important component of reasonable-cost service to customers Agreement with the ICC on the appropriate stabilized capital structure is critical Regulatory outcomes in rate proceedings will impact how we manage our capital structure Long-term consistency in Commission decisions is critical Allowed capital structures become the "target" capital structure Investment grade ratings may be unachievable if allowed capital structures are lower than actual May impact future investments in the distribution system

Capital Structure Goals Near-term capital structure in the 45-50% equity range approximates capital structure as of 12/31/06, excluding goodwill (goodwill exclusion based on most recent ICC order) Commission indicated in last case that the capital structure must be adequate to preserve financial strength and must be reasonable when measured against comparable utilities A 45-50% equity target in the short-to intermediate-term achieves this Adjusted Common Equity: Common $6,298 Goodwill ($2,694) Total $3,604 Long Term Debt: Corporate $3,940 Transition $ 648 Total $4,588 Equity Long- Term Debt (1) Excludes goodwill

Equity Returns Financial community views equity portion of capital structure as a real cost that should be recoverable Allowed return on equity must remain reasonable If not, results in further negative impact on cost of capital Approval of all "plant" is negated if allowed overall cost of capital is insufficient Each 0.50% reduction in approved return on equity results in ~$12 million negative impact to approved net income Impact increases with larger rate base/plant additions since last case 0.08 0.09 0.1 0.11 0.12 0.13 Net Income 194 219 243 267 291 316 Note: Assumes rate base of $5,521 million approved in last case and equity ratio of 44%

Conclusions ComEd's obligation to serve, including its commitment to reliable and safe operations, requires significant capital and operating expenditures ComEd is currently operating in a weakened financial position and must request regular rate increases to support its continued investment in the system We must operate the business commensurate with our prospects for future regulatory recovery and adequate returns The Commission's approval of a reasonable capital structure and cost of capital are critical elements of our ability to control costs for customers in the longer-term

Appendix

What is a credit rating? A credit rating is an independent opinion by a rating agency on the future ability of an issuer to make timely payments on its financial commitment A rating does not constitute a recommendation to buy, sell or hold a security Investors consider the ratings in selecting their investments

Ratings Scale - Long-Term Debt S & P and Fitch Moody's AAA Aaa AA+,AA, AA- Aa1, Aa2, Aa3 A+, A, A- A1, A2, A3 BBB+, BBB, BBB- Baa1, Baa2, Baa3 BB+, BB, BB- Ba1, Ba2, Ba3 B+, B, B- B1, B2, B3 CCC through D Caa through C Investment Grade Junk A Credit Watch is placed when the rating is under review for a possible change due to a certain event (usually within 90 days) A Ratings Outlook is an opinion of the ratings direction over 18-36 months

Ratings Scale - Commercial Paper S&P Fitch Moody's A-1 F-1 P-1 A-2 F-2 P-2 A-3 F-3 P-3 B through D (Junk) B through D (Junk) Not Prime (Junk)

Business Profiles are a major factor in ratings S&P assigns a "Business Profile" (BP) for each utility based on its assessment of regulation, markets, operations, competitiveness and management S&P has target credit metrics for a given rating category depending on the BP; BPs are a key factor in determining the ratings of a utility BP3 is the median for U.S. T&D utilities; 97% of these utilities have a stronger BP than ComEd ComEd had a BP4 until October 2006 when it was changed to BP8 "in light of the increasingly hostile political environment in Illinois" ComEd's assigned business profile suggests that it is not viewed as a typical "low risk" utility in the marketplace 1 5 ComEd (8) 2 4 3 Source: Standard and Poor's, 4/5/07, based on 87 companies On a 10-point scale, '1' represents lowest risk and '10' represents highest risk; there are no T&D utilities with BP 6, 9, or 10 7

Quantitative Rating Measures The key factor in determining ratings is the ability to pay off debt and the ongoing interest on debt, as measured by ... Funds From Operations to Total Debt Funds From Operations Interest Coverage These measures are impacted in large part by the capital structure, measured by the rating agencies using Debt to Capitalization

GAAP Earnings Reconciliation Year Ended December 31, 2006 (in millions) 2006 GAAP Reported Earnings (Loss) $(112) Mark-to-market 3 Charges associated with now terminated merger with PSEG 4 Severance charges 4 Recovery of debt costs at ComEd (52) Impairment of ComEd's goodwill 776 Recovery of severance costs at ComEd (95) 2006 Adjusted (non-GAAP) Operating Earnings (Loss) $528 Note: Amounts may not add due to rounding

2006 - 2007 ComEd Earnings Guidance ComEd's outlook for 2006 - 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from non-trading activities; certain costs associated with the terminated merger with PSEG (2006 only); significant impairments of intangible assets, including goodwill; significant changes in decommissioning obligation estimates; certain severance and severance-related charges; losses on extinguishments of long-term debt to be recovered by ComEd as approved in the July 26 ICC rate order; and other unusual items, including any future changes to GAAP Our operating earnings guidance is based on the assumption of normal weather Key Assumptions: 2005 Actual 2006 Actual 2007 Est. Electric Volume Retention (%) 79 77 53 Electric Delivery Growth (%) (1) 1.3 0.6 0.9 Weather-normalized retail load growth